STOCKHOLDERS' EQUITY	12 Months Ended
Dec. 31, 2012
STOCKHOLDERS' EQUITY
STOCKHOLDERS' EQUITY

25. STOCKHOLDERS' EQUITY

        Share capital—In April 2011, as result of the issuance of additional MTS shares for the purposes of conversion of Comstar-UTS shares, the Company's charter capital increased by 73,087,424 ordinary shares to a total of 2,066,413,562 ordinary shares of which 1,988,919,177 and 1,988,916,837 were outstanding as of December 31, 2012 and 2011, respectively. The total shares in treasury stock comprised 77,494,385 and 77,496,725 as of December 31, 2012 and 2011, respectively.

        Each ADS initially represented 20 shares of common stock of the Company. Effective January 2005, the ratio was changed to 1 ADS per 5 ordinary shares. Effective May 2010, the ratio was changed to 1 ADS per 2 ordinary shares. As of December 31, 2012, the Group repurchased 33,997,667 ADSs.

        Noncontrolling interest—The Group's equity was affected by changes in the respective subsidiaries' ownership interests as follows:

	December 31,
	2012	2011	2010
Net income attributable to the Group	$1,007,284	$1,443,944	$1,380,631

Transfers from the noncontrolling interest
Decrease in own equity due to acquisition of noncontrolling interest in Comstar-UTS	—	(41,377)	(115,350)
Increase in own equity resulted from exchange of MTS shares for noncontrolling interest in Comstar-UTS	—	429,409	—
Increase in own equity due to exercise of the put option on Comstar-UTS shares	—	11,636	—
Decrease in own equity due to acquisition of noncontrolling interest in MGTS	—	(272,840)	—
Decrease in own equity due to acquisition of noncontrolling interest in TS-Retail	—	—	(15,932)
Increase in own equity due to acquisition of own shares by MGTS	1,203	—	—
Decrease in own equity due to acquisition of noncontrolling interest in other subsidiaries	—	(738)	(10,302)

Net transfers from the noncontrolling interest	1,203	126,090	(141,584)

Net income attributable to the Group and transfers from the noncontrolling interest:	$1,008,487	$1,570,034	$1,239,047

        Accumulated other comprehensive income—The following table represents accumulated other comprehensive income balance, net of taxes(1), for the years ended December 31, 2012, 2011 and 2010:

	Currency translation adjustment	Unrealized gains/(losses) on derivatives	Unrecognized actuarial losses	Accumulated other comprehensive income/(loss)
Balance as of January 1, 2010	$(714,394)	(40,293)	6,265	(748,422)
Recognized in other comprehensive income	(45,257)	25,428	(3,706)	(23,535)

Balance as of December 31, 2010	(759,651)	(14,865)	2,559	(771,957)

Recognized in other comprehensive income	(137,290)	7,364	5,940	(123,986)
Acquisitions of non-controlling interest	(68,049)	—	—	(68,049)

Balance as of December 31, 2011	(964,990)	(7,501)	8,499	(963,992)

Recognized in other comprehensive income	30,048	8,212	(4,628)	33,632
Acquisitions of non-controlling interest	596	—	—	596

Balance as of December 31, 2012	$(934,346)	711	3,871	(929,764)

(1)
Tax amounts on items in other comprehensive income/(loss) are not significant and therefore are not reported separately.

        Dividends—In 2007 the Board of Directors approved a dividend policy, whereby the Group shall aim to make dividend payments to shareholders in the amount of at least 50% of annual net income under U.S. GAAP. The dividend can vary depending on a number of factors, including the outlook for earnings growth, capital expenditure requirements, cash flow from operations, potential acquisition opportunities, as well as the Group's debt position.

        Annual dividend payments, if any, must be recommended by the Board of Directors and approved by the shareholders.

        In accordance with Russian laws, earnings available for dividends are limited to profits determined under Russian statutory accounting regulations, denominated in rubles, after certain deductions. The net income of MTS OJSC for the years ended December 31, 2012, 2011 and 2010 that is distributable under Russian legislation totaled RUB 42,949 million ($1,381.3 million) (unaudited), RUB 52,855 million ($1,798.6 million) and 27,429 million ($903.2 million), respectively.

        The following table summarizes the Group's declared cash dividends in the years ended December 31, 2012, 2011 and 2010:

	2012	2011	2010
Dividends declared (including dividends on treasury shares of $34,364, $40,006 and $35,063, respectively)	$916,310	$1,066,753	$991,211
Dividends, U.S. Dollars per ADS(1)	0.89	1.03	0.99
Dividends, U.S. Dollars per share	0.443	0.516	0.497
(1)
In 2010 the ratio was changed from 5 to 2 common shares per ADS.

        As of December 31, 2012 and 2011, dividends payable were $0.1million and $0.2 million, respectively.

        MGTS' preferred stock—MGTS, a subsidiary of MTS, had 15,574,492 and 15,965,850 preferred shares outstanding at December 31, 2012 and December 31, 2011, respectively. In June 2012, the General shareholders' meeting of MGTS approved the reorganization of the MGTS in a form of spin-off of MGTS-N JSC, a newly established wholly-owned subsidiary, and a merger of both MTS-P JSC, a subsidiary of MTS, and UTS-MGTS JSC with MGTS. In September the Group completed the share buyback of MGTS related to this reorganization. A total of 82,891 common and 391,358 preferred shares of MGTS were repurchased for RUB 260.8 million (approximately $8.3 million).

        MGTS' preferred shares carry guaranteed non-cumulative dividend rights amounting to the higher of (a) 10% of MGTS' net profit as determined under Russian accounting regulations and (b) the dividends paid on common shares. No dividends may be declared on common shares before dividends on preferred shares are declared. If the preferred dividend is not paid in full in any year the preferred shares also obtain voting rights, which will lapse after the first payment of the dividend in full. Otherwise, preferred shares carry no voting rights except on resolutions regarding liquidation or reorganization of MGTS and changes/amendments to MGTS' charter restricting the rights of holders of preferred shares. Such resolutions require the approval of 75% of the preferred shareholders. In the event of liquidation, dividends to preferred shareholders that have been declared but not paid have priority over ordinary shareholders.

        In June 2012, at MGTS' annual shareholders meeting the decision was made not to pay dividends on preferred shares for 2011.Therefore the holders of preferred shares obtained voting rights.

        In May 2011, MGTS' annual shareholders meeting approved dividends on ordinary and preferred shares totaling RUB 18 961.7 million (approximately $623.9 million) for 2010. As of December 31, 2012 and 2011, dividends payable were $2.1 million.